                   LEGG MASON CASH RESERVE TRUST

          Supplement to the Prospectus dated December 31, 1994

The following information is inserted in the section captioned "Prospectus Highlights" on page 2 of the Prospectus:

     Subsequent Purchases:
     $500 minimum, generally.  See "How You Can Invest in the Trust," page 7.

Under the section entitled "How You Can Invest in the Trust," page 7, the second and third paragraphs should read:

The minimum initial investment in the Trust for each account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $500, except as noted below. Those investing through the Trust's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic transfer of funds from Legg Mason brokerage accounts, accounts with other financial institutions and certain unit investment trusts are subject to lower minimum initial and subsequent investments.

     The Trust reserves the right to change the minimum amount requirements at its discretion. You should always furnish your shareholder account number when making additional purchases of shares of the Trust.


                          October 1, 1995

TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Trust Expenses                                                           3
      Financial Highlights                                                     4
      Performance Information                                                  5
      Investment Objective and Policies                                        6
      How You Can Invest in the Trust                                          7
      How Your Shareholder Account is Maintained                               9
      How You Can Redeem Your Trust Shares                                     9
      How Net Asset Value is Determined                                       10
      Dividends                                                               11
      Tax Treatment of Dividends                                              11
      Shareholder Services                                                    11
      Investing through Tax-Deferred Retirement Plans                         13
      The Trust's Board of Trustees and Manager                               13
      The Trust's Investment Adviser                                          13
      The Trust's Distributor                                                 14
      The Trust's Custodian and Transfer Agent                                14
      Description of the Trust and its Shares                                 14

ADDRESSES
DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 8000, Boston, MA 02266-8000

COUNSEL:
      Kirkpatrick & Lockhart
      1800 M Street, N.W., Washington, DC 20036

AUDITORS:
      Ernst & Young LLP
      One North Charles Street, Baltimore, Maryland 21201

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

LMF-017

                               PROSPECTUS
                            DECEMBER 31, 1994

                             THE LEGG MASON

                                 CASH
                                RESERVE
                                 TRUST

                         ADDING VALUE TO YOUR FUTURE

                       (Legg Mason logo appears here)

     THE LEGG MASON CASH RESERVE TRUST
     Prospectus

          Legg Mason Cash Reserve Trust ("Trust") is a no-load, open-end, diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal. AN INVESTMENT IN THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE TRUST SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

          This Prospectus concisely sets forth information about the Trust you should read and know before you invest in the Trust. Keep this Prospectus for future reference.

          The Trust has also filed a Statement of Additional Information dated December 31, 1994 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information, as amended from time to time, is incorporated by reference in this Prospectus. You may request a copy of the Statement of Additional Information free of charge or obtain other information or make inquiries about the Trust by contacting Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed at right).


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Dated: December 31, 1994

      Legg Mason Wood Walker, Incorporated
      111 South Calvert Street
      P.O. Box 1476
      Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000
      800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS
     The Legg Mason Cash Reserve Trust

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

FUND'S INCEPTION:
          November 2, 1979

NET ASSETS:
          Over $860 million as of November 30, 1994

FUND TYPE:
          The Trust is a no-load money market fund. You may purchase or redeem shares of the Trust through a brokerage account with Legg Mason or certain of its affiliates. See "How You Can Invest in the Trust," page 7, and "How You Can Redeem Your Trust Shares," page 9.

INVESTMENT OBJECTIVE AND POLICIES:
          The Trust's investment objective is stability of principal and current income consistent with stability of principal. The Trust pursues this investment objective by investing in a portfolio of high-quality money market instruments maturing in one year or less. Of course, there can be no assurance that the Trust will achieve its objective. See
      "The Trust's Investment Objective and Policies," page 6.

DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated

MANAGER AND ADVISER:
          Legg Mason Fund Adviser, Inc. serves as the Trust's manager and Western Asset Management Company serves as investment adviser to the Trust.

TRANSFER AND SHAREHOLDER SERVICING AGENT:
          Boston Financial Data Services

CUSTODIAN:
          State Street Bank and Trust Company

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 12.

YIELD:
          Based on current money market rates; quoted in the financial section of most newspapers.

DIVIDENDS:
          Declared daily and paid monthly. See "Dividends," page 11.

REINVESTMENT:
          All dividends are automatically reinvested in Trust shares unless cash payments are requested.

INITIAL PURCHASE:
          $1,000 minimum, generally.

SUBSEQUENT PURCHASES:

          $100 minimum, generally. See "How You Can Invest in the Trust," page 7.

PURCHASE METHODS:

          Send bank/personal check or wire federal funds.

PUBLIC OFFERING PRICE PER SHARE:

          Net asset value, which the Trust seeks to maintain at $1.00 per share.

CHECKWRITING:

          Available to qualified shareholders upon request.
          Unlimited number of checks
          Minimum amount per check: $500

     TRUST EXPENSES

          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Trust operating expenses for the year ended August 31, 1994.

      SHAREHOLDER TRANSACTION EXPENSES
      Maximum sales charge on purchases or
        reinvested dividends                                   None
      Redemption or exchange fees                              None

      ANNUAL TRUST OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
      Management fees               0.49%
      12b-1 fees                    None
      Other expenses                0.23%
      Total operating expenses      0.72%

         For further information concerning Trust expenses, please see "The Trust's Board of Trustees and Manager," page 13.


      HYPOTHETICAL EXAMPLE OF EFFECT OF TRUST EXPENSES

         The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.
      As noted in the table above, the Trust charges no redemption fees of any kind.

1 Year             3 Years          5 Years             10 Years
 $7                  $23             $40                  $89

          This example assumes that all dividends are reinvested and that the percentage amounts listed under "Annual Trust Operating Expenses" remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE TRUST'S PROJECTED OR ACTUAL PERFORMANCE. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Trust's actual expenses will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, and the extent to which the Trust incurs variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         The financial highlights for each of the ten years in the period ended August 31, 1994 have been derived from financial statements which have been audited by Ernst & Young LLP, independent auditors.
     The Trust's financial statements for the year ended August 31, 1994 and the report of Ernst & Young LLP thereon are included in the Trust's annual report and are incorporated by reference in the Statement of Additional Information which is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.

                                                                   FOR THE YEARS ENDED AUGUST 31,
                                 1994       1993     1992      1991       1990      1989      1988*     1987     1986      1985
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning
     of year                      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
    Net investment income           .03       .03       .04       .06       .08       .08       .06       .06       .07       .08
    Net realized gain (loss) on
     investments                   (Nil)       --      (Nil)       --        --        --        --        --        --        --
    Total from investment
     operations                     .03        .03      .04       .06       .08       .08       .06       .06       .07       .08
    Dividends paid from:
     Net investment income         (.03)      (.03)    (.04)     (.06)     (.08)     (.08)     (.06)     (.06)     (.07)     (.08)
     Realized gain on
      investments                    --         --     (Nil)       --        --        --        --         --       --        --
     Net asset value, end of
      year                        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
    Total return                   3.08%     2.85%     4.37%     6.41%     8.03%     8.56%     6.56%     5.69%     6.64%     8.30%

RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
    Expenses                        .72%      .76%      .75%      .74%      .74%      .88%      .84%      .83%      .89%      .89%
    Net investment income          3.05%     2.82%     4.11%     6.26%     7.73%     8.30%     6.45%     5.50%     6.58%     8.20%
    Net assets, end of year
     (in thousands)             $786,321  $754,996  $733,789  $860,954  $923,249  $723,662  $436,759  $321,109  $279,188  $241,846

* On July 18, 1988, the responsibility for the Trust's management was transferred from LM Research Limited Partnership to Legg Mason Fund Adviser, Inc. and Western Asset Management Company. See "The Trust's Board of Trustees and Manager," and "The Trust's Investment Adviser," page 13.

     PERFORMANCE INFORMATION

          From time to time, the Trust may quote its yield, including a compound effective yield, in advertisements or in reports or other communications to shareholders. The Trust's "yield" refers to the income generated by an investment in the Trust over a stated seven-day period. This income is then "annualized." That is, the average daily net income generated by the investment during that week is assumed to be generated each day over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but assumes that the income earned by an investment is reinvested. The Trust's "effective yield" will be slightly higher than the Trust's "yield" because of the compounding effect of this assumed reinvestment.

         Yield information may be useful in reviewing the Trust's performance and for providing a basis for comparison with other investment alternatives. However, since the calculation is based on past performance and the Trust's yield changes in response to fluctuations in interest rates and Trust expenses, any given yield quotation should not be considered representative of the Trust's yield for any future period.

         The Trust's yield for the seven-day period ended August 31, 1994 was 3.92%. The effective yield for the same period was 4.00%.

     INVESTMENT OBJECTIVE AND POLICIES

          The investment objective of the Trust is stability of principal and current income consistent with stability of principal. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The investment objective and the policies and limitations described below, unless otherwise noted, are fundamental and cannot be changed without approval of shareholders.
          The Trust attempts to stabilize the net asset value of a Trust share at $1.00. To maintain that net asset value, the Trust pursues several practices intended to minimize the effect of interest rate fluctuations. It invests in a portfolio of money market instruments maturing in one year or less; it maintains the dollar-weighted average maturity of the portfolio at 90 days or less; and it buys only high-quality securities with minimal credit risk. The Trust, of course, cannot guarantee a net asset value of $1.00 per share.

      ACCEPTABLE INVESTMENTS
          The Trust invests in high-quality money market instruments which include, but are not limited to:

      (bullet) instruments of domestic and foreign banks and savings and loan institutions (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, including Eurodollar certificates of deposit) if they have capital, surplus and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation; (bullet) commercial paper rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc. or F-1 by Fitch Investors Service;
      (bullet) marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (bullet) repurchase agreements.

      U.S. GOVERNMENT OBLIGATIONS
          The types of U.S. government obligations in which the Trust may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
      (bullet) the full faith and credit of the U.S. Treasury;
      (bullet) the issuer's right to borrow from the U.S. Treasury;
      (bullet) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or
      (bullet) the credit of the agency or instrumentality issuing the obligations.
          Certain agencies and instrumentalities in which the Trust may invest may not always receive financial support from the U.S. Government. Examples of such agencies are:
      (bullet) Federal Farm Credit Banks;
      (bullet) Federal Land Banks;
      (bullet) Federal Home Loan Banks;
      (bullet) Farmers Home Administration; and
      (bullet) Federal National Mortgage Association.

      REPURCHASE AGREEMENTS
          Repurchase agreements are agreements under which either U.S. government obligations or high-quality debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Trust by State Street Bank and Trust Company ("State Street"), the Trust's custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Trust bears a risk that the other party to a repurchase agreement will default on its obligations and the Trust will be delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Trust will enter into repurchase agreements only with financial institutions determined by Western Asset Management Company ("Adviser")
      to present minimal risk of default during the term of the agreement based on guidelines which are periodically reviewed by the Board of Trustees. Although not a fundamental investment limitation, the Trust will not enter into repurchase agreements and certain time deposits of more than seven days' duration if more than 10% of its total assets would be invested in such agreements, deposits and other illiquid investments.
6

      WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
          The Trust may enter into commitments to purchase short-term U.S. government securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The Trust engages in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with the Trust's investment objective and policies, not for investment leverage; however, such trades may have an effect on the Trust that is similar to leverage. In when-issued and delayed-delivery transactions, the Trust relies on the seller to complete the transaction. The seller's failure to do so may cause the Trust to miss an opportunity to acquire a desired money market instrument.

INVESTMENT LIMITATIONS AND RISKS
          The Trust will not:
      (bullet) invest more than 5% of its total assets in securities of one issuer, except cash and cash items, repurchase agreements, and U.S. government obligations (the Trust considers the type of bank obligations it purchases as cash items; however, as a non-fundamental policy, the Trust will apply the 5% limitation to bank obligations other than demand deposits); or
      (bullet) purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

          In accordance with SEC requirements concerning money market funds, the Trust has adopted the following non-fundamental investment policies, which may be changed without shareholder approval: The money market instruments purchased by the Trust will consist only of instruments that the Adviser determines present minimal credit risks and are (1) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one NRSRO has rated the security) or, (2) if unrated, determined to be of comparable quality by the Adviser pursuant to procedures adopted by the Board of Trustees ("Eligible Securities"). The Trust may invest no more than 5% of its total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the Adviser to be of comparable quality ("Second Tier Securities"). In addition, the Trust will not invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer.
          To the extent the Trust purchases Eurodollar certificates of deposit issued by foreign branches of U.S. banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, and the possible impact of interruptions in the flow of international currency transactions. The Trust has no reason to believe that these factors should presently serve to inhibit the purchase by the Trust of these types of instruments.
          Additional investment limitations are set forth in the Statement of Additional Information under "Additional Information about Investment Limitations and Policies."

HOW YOU CAN INVEST IN THE TRUST
          You may purchase shares of the Trust through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason. (Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.) Your Legg Mason or affiliated investment executive will be pleased to explain the shareholder services available from the Trust and answer any questions you may have. You should complete documents which are available from your Legg Mason or affiliated investment executive to invest in shares of the Trust through an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan.
          The minimum initial investment in the Trust for each account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below. Those investing through the Trust's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts are subject to lower minimum initial and subsequent investments.
          Cash held in Legg Mason brokerage accounts of Trust shareholders may be invested in the Trust during regularly scheduled "sweeps" of such accounts made twice each month. (Brokerage accounts participating in the Premier Asset Management Account described on page 12 are swept daily for free credit balances of $100 or more, and weekly for free credit balances of less than $100.) The Trust reserves the right to change the minimum amount requirements at its discretion. You should always furnish your shareholder account number when making additional purchases of shares of the Trust.

          Initial investments in an IRA account established on behalf of a nonworking spouse of a shareholder who has an IRA invested in the Trust require a minimum amount of only $250. Subsequent investments in an IRA or similar plan require a minimum amount of $100. However, once an account is established, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan will bring the account total to the maximum amount permitted under the Internal Revenue Code of 1986, as amended ("Code"). The Trust reserves the right to change these minimum amount requirements at its discretion.
          There are four ways you can invest:
1. BY MAIL
          Once you have opened an account with the Trust, you may purchase shares in person or by mailing a check for $100 or more (payable to "Legg Mason Cash Reserve Trust") to your Legg Mason or affiliated investment executive.
2. BY WIRE
          Once you have opened an account with the Trust, you may also purchase shares by wire transfer of funds from your bank directly to Legg Mason. Please contact any Legg Mason or affiliated investment executive for further information. Wire transfers may be subject to a service charge by your bank. Any order for which your investment executive has submitted a purchase by 12:00 noon, Eastern time, and for which wired funds have been received, will earn dividends on shares purchased that day.
3. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares in the Trust through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Trust of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Trust's
      transfer agent, to prepare a check each month drawn on your checking account. There is no minimum initial investment. Please contact any
      Legg Mason or affiliated investment executive for further information.
4. THROUGH AUTOMATIC INVESTMENTS
          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares of the Trust. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in Trust shares. Persons interested in establishing such automatic investment programs should contact the Trust through any Legg Mason or affiliated investment executive.
          Shares of the Trust are issued at the net asset value next determined after receipt of a purchase order and payment in proper form. Many instruments in which the Trust invests must be paid for in immediately available money called "federal funds." Therefore, payments received from you for the purchase of shares in a form other than federal funds will require conversion into federal funds before your purchase order may be executed. For checks, this normally will take two days but may take up to nine days. All checks are accepted subject to collection at full face value in federal funds and must be drawn in U.S. dollars on a domestic bank. Purchases made by telephone from available cash balances in your Legg Mason or affiliated brokerage account or wire payments representing fed-
8
      eral funds will normally be completed on the same or the next business day. If an order and payment in federal funds is received prior to 12:00 noon, Eastern time, on any day that the New York Stock Exchange ("Exchange") is open, the shares will be purchased and earn dividends on that day; if such an order is received at 12:00 noon or later, the shares will be purchased at the next determined net asset value and will earn dividends on the next day the Exchange is open. See "How Net Asset Value is Determined," page 10.
          The Trust reserves the right to reject any order for shares of the Trust or to suspend the offering of shares for a period of time.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED
          When you initially purchase shares of the Trust, a shareholder account is automatically established for you. Any shares that you purchase or receive as a dividend will be credited directly to your account at the time of purchase or receipt. No certificates are issued unless you specifically request them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares prior to 15 business days after purchase of such shares by check unless the Trust can be reasonably assured during that period that payment for the purchase of such shares has been collected. Trust shares may not be held in, or transferred to, an account with any brokerage firm other than Legg Mason or its affiliates.

HOW YOU CAN REDEEM YOUR TRUST SHARES
          All redemptions will be made in cash at the net asset value per share next determined after the receipt by the Trust of a redemption request in proper form either in writing or by telephone as described below. Requests for redemption received after 12:00 noon, Eastern time, will be executed on the next day the Exchange is open, at the net asset value next determined. However, payment of redemption proceeds for shares purchased by check and shares acquired through reinvestment of dividends on such shares may be delayed for up to 10 days after receipt of the check in order to allow time for the check to clear. Any of the following methods may be used to redeem shares:
1. REDEMPTION BY TELEPHONE
          Telephone redemptions may be made by calling your Legg Mason or affiliated investment executive. However, you may not redeem shares by telephone for which certificates have been issued. The minimum amount for telephone redemptions is $100 unless you require a lesser amount to complete a transaction in your Legg Mason or affiliated brokerage account. Proceeds of redemptions requested by telephone will be transmitted only to you. They may be transferred by mail or wire, at your direction (see below). Proceeds of redemptions authorized by telephone will be credited directly to your Legg Mason or affiliated brokerage account the same day. Checks representing redemption proceeds normally will be mailed within seven calendar days of redemption. Wire transfers of proceeds to you or your Legg Mason or affiliated brokerage account will normally be transmitted within two business days.
          To make a telephone redemption, you should call your Legg Mason or affiliated investment executive and provide your name, the Trust's name, your Trust account number and the number of shares or dollar amount you wish to redeem. In the event that you are unable to reach your Legg Mason or affiliated investment executive by telephone, you may make a redemption request by mail. There is no fee for telephone redemptions with the exception of wire redemptions by telephone as described below.
          You may request by telephone that your shares be redeemed and the proceeds wired to your account at a commercial bank in the United States. In order to initiate a wire redemption by telephone, you must inform your Legg Mason or affiliated investment executive of the name and address of your bank and your bank account number. If your designated bank is not a member of the Federal Reserve System, the proceeds will be wired to a member bank that has a correspondent relationship with your bank. The failure of the member bank immediately to notify your bank of the wire transfer could delay the crediting of redemption proceeds to your bank.
      An $18 fee for using the wire redemption service will be deducted by Legg Mason from the redemption proceeds that are wired to your bank.
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          The Trust will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. The Trust may request identifying information from callers or employ identification numbers. The Trust may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated investment executive for further instructions.
2. REDEMPTION BY CHECK
          The Trust offers a free checkwriting service that permits you to write checks to anyone in amounts of $500 or more. The checks will be paid at the time they are received by BFDS for payment by redeeming the appropriate number of shares in your account; your account will earn dividends until the check clears BFDS for payment. Please contact your Legg Mason or affiliated investment executive for further information regarding this service.
3. REDEMPTION BY MAIL
          You may request the redemption of your shares by sending a letter signed by all of the registered owners of the account to: "Legg Mason
      Cash Reserve Trust, c/o Legg Mason Funds Client Service, P.O. Box 1476, Baltimore, Maryland 21203-1476." Any stock certificates issued for the shares must be surrendered at the same time. For your protection, certificates, if any, should be sent by registered mail. On all requests for the redemption of shares valued at $10,000 or more, or when the proceeds of the redemption are to be paid to someone other than you, your signature must have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange, or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934. Legg Mason or its affiliates may request further documentation from corporations, executors, partnerships, administrators, trustees or custodians. Checks will be mailed within seven calendar days of receipt of receipt of the proper redemption request to your address of record or, in accordance with your written request, to some other person.
4. REDEMPTION TO PAY FOR SECURITIES PURCHASES AT LEGG MASON
          Legg Mason has established special redemption procedures for Trust shareholders who wish to purchase stocks, bonds or other securities at Legg Mason. You may place an order to buy securities through your Legg Mason or affiliated investment executive and, in the absence of any indication that you wish to make payment in another manner, Trust shares will be redeemed on the settlement date for the amount due. Trust shares may also be redeemed by Legg Mason to cover debit balances in your brokerage account. Contact your Legg Mason or affiliated investment executive for details.
          Because of the relatively high cost of maintaining small accounts, the Trust may elect to close any account with a current value due to redemptions of less than $500, by redeeming all of the shares in the account and mailing the proceeds to you. If the Trust elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.
          To redeem your Trust retirement account, a Distribution Request Form must be completed and returned to Legg Mason Client Services for processing. This form can be obtained through your Legg Mason or affiliated investment executive or Legg Mason Client Services in Baltimore, Maryland.

HOW NET ASSET VALUE IS DETERMINED
         Net asset value per share of the Trust is determined twice daily, as of 12:00 noon, Eastern time, and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Trust's liabilities from its total assets and dividing the result by the number of shares outstanding. The Trust attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation. The Trust cannot guarantee that net asset value will always remain at $1.00 per share.

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DIVIDENDS
          Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by writing to a Legg Mason or affiliated investment executive. Requests for payments of dividends in cash must be received at least 10 days prior to a payment date in order to be honored on that date.
          In certain cases, you may reinvest your dividends in shares of another Legg Mason fund. Please contact your Legg Mason or affiliated investment executive for additional information about this option.
          Since the Trust's policy is, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect to realize any capital gain or loss. If the Trust does realize any net short-term capital gains, it will distribute them at least once every 12 months.

TAX TREATMENT OF DIVIDENDS
          The Trust intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income and any net short-term capital gain) that is distributed to its shareholders. Such distributions (whether paid in cash or reinvested in Trust shares) are taxable to the Trust's shareholders (other than IRAs, Keogh Plans, SEPs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Trust's earnings and profits.
          The Trust sends each shareholder a notice following the end of each calendar year specifying, among other things, the amount of all dividends paid (or deemed paid) during that year. The Trust is required to withhold 31% of all dividends payable to any individuals and certain other noncorporate shareholders who do not provide the Trust with a certified taxpayer identification number or who otherwise are subject to backup withholding.
          The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Trust and its shareholders; for further information, see the Statement of Additional Information. In addition to federal income tax, you may also be subject to state and local income taxes on dividends from the Trust, depending on the laws of your home state and locality, though the portion of the dividends paid by the Trust attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. The Trust's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          As transfer agent for the Trust, BFDS maintains a share account for each shareholder. Share certificates are not issued unless requested by writing to a Legg Mason or affiliated investment executive.
          You will receive from the distributor a confirmation after each transaction (except a reinvestment of dividends or capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments). An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case a cumulative account statement will be sent quarterly. Reports will be sent to shareholders at least semiannually showing the Trust's portfolio and other information. An annual report containing financial statements audited by the Trust's independent auditors will also be sent to shareholders each year.
          Shareholder inquiries should be addressed to "Legg Mason Cash Reserve Trust, c/o Legg Mason Funds Client Service, P.O. Box 1476,
      Baltimore, Maryland 21203-1476."
SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Trust account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Please contact your Legg Mason or affiliated investment executive for further information.

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LEGG MASON PREMIER ASSET MANAGEMENT ACCOUNT

           Shareholders may participate in Legg Mason's Premier Asset Management Account, which combines the Trust Account, a preferred customer VISA Gold debit card, a Legg Mason brokerage account with margin borrowing availability and unlimited checks with no minimum check amount. Other services include automatic transfer of free credit balances in a participant's brokerage account to the Trust account and automatic redemption of Trust shares to offset debit balances in the participant's brokerage account. Legg Mason charges an annual fee for the Premier Asset Management Account, which is currently $85 for individuals and $100 for corporations and businesses. For further information, contact your Legg Mason or affiliated investment executive.

EXCHANGE PRIVILEGE

           As a Trust shareholder, you are entitled to exchange your shares of the Trust for shares of the following funds in the Legg Mason Family of Funds, provided that such shares are eligible for sale in your state of residence:

       LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO

           A money market fund seeking high current income consistent with liquidity and conservation of principal.

       LEGG MASON TAX EXEMPT TRUST, INC.

           A money market fund seeking high current income exempt from federal income tax, preservation of capital and liquidity.

       LEGG MASON VALUE TRUST, INC.

           A mutual fund seeking long-term growth of capital.

       LEGG MASON SPECIAL INVESTMENT TRUST, INC.

           A mutual fund seeking capital appreciation by investing principally in issuers with market capitalizations of less than $2.5 billion.

       LEGG MASON TOTAL RETURN TRUST, INC.

           A mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

       LEGG MASON AMERICAN LEADING COMPANIES TRUST

           A mutual fund seeking long-term capital appreciation and current income consistent with prudent investment risk.

       LEGG MASON GLOBAL GOVERNMENT TRUST

           A mutual fund seeking capital appreciation and current income by investing principally in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities and political subdivisions.

       LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO

           A mutual fund seeking high current income consistent with prudent investment risk and liquidity needs, primarily by investing in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, while maintaining an average dollar-weighted maturity of between three and ten years.

       LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO

           A mutual fund seeking a high level of current income, primarily through investment in a diversified portfolio of investment grade debt securities.

       LEGG MASON HIGH YIELD PORTFOLIO

           A mutual fund primarily seeking a high level of current income and secondarily, capital appreciation, by investing principally in high yield, fixed-income securities.

       LEGG MASON MARYLAND TAX-FREE INCOME TRUST*

           A tax-exempt municipal bond fund seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

       LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST*

           A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital.

       LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST*

           A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk.

       * Shares of these funds are sold with an initial sales charge.

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           Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Trust shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Trust shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Trust shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge has already been paid. Exchanges from the other Legg Mason funds sold without an initial sales charge will be at net asset value. There is no charge for the exchange privilege, but the Trust reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Trust in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated investment executive. To effect an exchange by telephone, please call your Legg Mason or affiliated investment executive with the information described in the section "How You Can Redeem Your Trust Shares -- Redemption By Telephone," page 9. The other factors relating to telephone redemptions described in that section also apply to telephone exchanges. The Trust reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders. There is no assurance the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.

INVESTING THROUGH TAX-DEFERRED RETIREMENT PLANS

           An investment in shares of the Trust may be appropriate for IRAs, Keogh Plans, SEPs and other qualified retirement plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. Your Legg Mason or affiliated investment executive can make available to you forms of plans. The option of investing in these plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated investment executive.

THE TRUST'S BOARD OF TRUSTEES AND MANAGER
Board of Trustees

           The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees.

Manager

           Pursuant to a management agreement with the Trust, which was approved by the Trust's Board of Trustees, Legg Mason Fund Adviser, Inc. ("Manager"), a wholly owned subsidiary of Legg Mason, Inc., serves as the Trust's manager. The Manager manages the non-investment affairs of the Trust, directs all matters related to the operation of the Trust and provides office space and administrative staff for the Trust. The Manager receives for its services a management fee calculated daily and payable monthly at an annual rate equal to 0.50% of the first $500 million of the Trust's average daily net assets, 0.475% of the next $500 million, 0.45% of the next $500 million, 0.425% of the next $500 million, and 0.40% of assets in excess of $2 billion. During the fiscal year ended August 31, 1994, the Trust paid the Manager, pursuant to the Management Agreement, a fee equal to 0.49% of the Trust's average daily net assets.

           The Manager acts as manager, investment adviser or consultant to fourteen investment company portfolios (excluding the Trust) which had aggregate assets under management of approximately $3.1 billion as of November 30, 1994. The Manager's address is 111 South Calvert Street, Baltimore, Maryland 21202.

THE TRUST'S INVESTMENT ADVISER

           Western Asset Management Company, another wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to the Trust pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Trustees. The Adviser acts as the portfolio manager for the Trust and is responsible for the actual investment management of the Trust, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For these ser-

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       vices, the Manager (not the Trust) pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to 30% of the fee received by the Manager.

           The Adviser also renders investment advice to ten open-end investment companies, one closed-end investment company, and Obliflex B Fund, an open-end investment company registered in Jersey, Channel Islands, which together had aggregate assets under management of approximately $1.6 billion as of November 30, 1994. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $10.3 billion as of that date. The address of the Adviser is 117 East Colorado Boulevard, Pasadena, California 91105.

THE TRUST'S DISTRIBUTOR

           Legg Mason acts as distributor of the Trust's shares pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement obligates Legg Mason to pay all expenses in connection with the offering of shares of the Trust, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Trust's expense, and for any supplementary sales literature and advertising costs. Legg Mason receives no compensation from the Trust for these expenses. The offering of shares normally is continuous. Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of the Manager and Adviser. Legg Mason also assists BFDS with certain of its duties as transfer agent. For the year ended August 31, 1994, Legg Mason received $455,539 for performing such services in connection with the Trust.

           The Chairman, President and Treasurer of the Trust are employed by Legg Mason.

THE TRUST'S CUSTODIAN AND TRANSFER AGENT

           State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is custodian for the securities and cash of the Trust. Boston Financial Data Services, P.O. Box 8000, Boston, MA 02266-8000, is transfer agent for Trust shares and dividend-disbursing agent for the Trust.

DESCRIPTION OF THE TRUST AND ITS SHARES

           The Trust was established as a Massachusetts business trust under a Declaration of Trust dated July 24, 1978. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares. Each share of the Trust gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. Shares of the Trust are fully-paid and non-assessable, and have no preemptive or conversion rights.

           As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of trustees under certain circumstances. Trustees may be removed by the trustees or by shareholders at a special meeting. A special meeting of the Trust shall be called by the trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares; shareholders wishing to call such a meeting should submit a written request to the Trust at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

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